EXHIBIT 99



DaimlerChrysler Auto Trust 2003-B Structural and Collateral Materials

                            Computational Materials

                       DAIMLERCHRYSLER AUTO TRUST 2003-B


                       $1,500,000,000 Asset-Backed Notes

                  DaimlerChrysler Services North America LLC
                              Seller and Servicer

                $523,000,000 Class A-2 [ ]% Asset-Backed Notes
                $487,000,000 Class A-3 [ ]% Asset-Backed Notes
                $490,000,000 Class A-4 [ ]% Asset-Backed Notes


     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Syndicate Desk at (212) 250-7730.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither J.P. Morgan Securities Inc. ("JPMorgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Trading Desk at (212) 834-3720.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Syndicate Desk at (212) 761-2270.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Banc of America Securities LLC ("Banc of America") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Banc of America Syndicate Desk at (312) 828-1305.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Banc One Capital Markets, Inc. ("BOCM") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. BOCM is a subsidiary of Bank One Corporation. While certain of BOCM's affiliates are banks, BOCM is not a bank but a registered broker/dealer. Any obligations of BOCM are the sole responsibility of BOCM and do not create any obligations on the part of any affiliate of BOCM. Securities sold or offered by BOCM, as such, are not deposits, are not insured by the Federal Deposit Insurance Corporation and may lose value.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. In addition, certain of the Information is based on information available on the date hereof and neither BOCM nor any of its affiliates assume any duty to update or revise such Information.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at
(312) 732-7885.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Barclays Capital Inc. ("Barclays Capital") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Capital Syndicate Desk at (212) 412-2663.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Citigroup Global Markets Inc. ("Citigroup") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Citigroup Syndicate Desk at (212) 723-6171.

                               DAIMLERCHRYSLER


                       DAIMLERCHRYSLER AUTO TRUST 2003-B

        DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, SELLER AND SERVICER


                              Subject to Revision
                      Term Sheet dated November 21, 2003

      The trust will issue approximately $2,115,421,189 of securities backed by automobile and light duty truck receivables purchased directly from DaimlerChrysler Services North America LLC.

--------------------------------------------------------------------------------------------------------------------------

                                                 Total Securities Issued
             ------------------------- ------------------------- -------------------------- -------------------------
                     Security              Principal Amount      Fixed Per Annum Interest          Legal Final
                                                                           Rate
             ------------------------- ------------------------- -------------------------- -------------------------
             A-1 Notes(1)                    $546,670,000                     %                   December 2004
             ------------------------- ------------------------- -------------------------- -------------------------

             A-2 Notes                       $523,000,000                     %                     July 2006
             ------------------------- ------------------------- -------------------------- -------------------------

             A-3 Notes                       $487,000,000                     %                    August 2007
             ------------------------- ------------------------- -------------------------- -------------------------

             A-4 Notes                       $490,000,000                     %                     March 2009
             ------------------------- ------------------------- -------------------------- -------------------------

             Certificates(1)                 $  68,751,189                   0%                         n/a
             ------------------------- ------------------------- -------------------------- -------------------------

(1)  Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

                                           Initial Credit Enhancement for the Notes(1)
                             -------------------------- ------------------ ----------------- -----------------------------
                             Overcollateralization(2)    Certificates(3)     Reserve Fund               Total
                                                         (Subordinated)
---------------------------- -------------------------- ------------------ ----------------- -----------------------------
Amount                            $63,464,044.53         $68,751,188.63     $5,288,552.97          $137,503,786.13
---------------------------- -------------------------- ------------------ ----------------- -----------------------------
Percentage
of Total
Securities                             3.00%                  3.25%             0.25%                   6.50%
---------------------------- -------------------------- ------------------ ----------------- -----------------------------

(1)  The expected excess cash flows generated from the difference between the interest collections on all the receivables
     (including principal collections allocable to the yield supplement overcollateralization amount) and the sum of the servicing fee, the interest payments on the outstanding securities and required reserve fund deposits could also provide credit enhancement.
(2)  The overcollateralization amount does not include the yield supplement overcollateralization amount which is initially $71,114,218.72.
(3)  The certificates do not bear interest.
--------------------------------------------------------------------------------------------------------------------------

                                                     TABLE OF CONTENTS

--------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------       ----------------------------------------------------
                    Section                    Page                              Section                   Page
  ------------------------------------------------------       ----------------------------------------------------
  TRANSACTION ILLUSTRATION                      3                  o  Principal Payments                    12
  ------------------------------------------------------       ------------------------------------------------------
  PARTIES TO THE TRANSACTION                    4                  o  Optional Redemption                   13
  ------------------------------------------------------       ------------------------------------------------------
  SECURITIES ISSUED                             5              FLOW OF FUNDS                                13
  ------------------------------------------------------       ------------------------------------------------------
  RECEIVABLES POOL                              6                  o  Sources of Funds Available for
  ------------------------------------------------------              Distribution                          13
      o  Composition                            6              ------------------------------------------------------
  ------------------------------------------------------           o  Application of Available
      o  New/Used Distribution                  6                     Funds                                 14
  ------------------------------------------------------       ------------------------------------------------------
      o  Distribution by APR                    7              CREDIT ENHANCEMENT                           15
  ------------------------------------------------------       ------------------------------------------------------
      o  Geographic Distribution                8                  o  Overcollateralization                 15
  ------------------------------------------------------       ------------------------------------------------------
      o  Selection Criteria                     9                  o  Excess Interest Collections           16
  ------------------------------------------------------       ------------------------------------------------------
  NET CREDIT LOSS AND DELINQUENCY                                  o  Reserve Fund                          16
  EXPERIENCE                                    9              ------------------------------------------------------
  ------------------------------------------------------           o  Subordinated Certificates             16
      o  DCS Net Credit Loss and                               ------------------------------------------------------
         Repossession Experience               10              YIELD SUPPLEMENT OVERCOLLATERALIZATION
  ------------------------------------------------------       AMOUNT                                       17
      o  DCS Delinquency Experience            11              ------------------------------------------------------
  ------------------------------------------------------       SERVICING                                    18
  PAYMENTS ON THE SECURITIES                   11              ------------------------------------------------------
  ------------------------------------------------------           o  Compensation                          18
      o  Payment Dates                         11              ------------------------------------------------------
  ------------------------------------------------------
      o  Interest Payments                     11
  ------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                                      TRANSACTION ILLUSTRATION

------------------------------------------------------------------------------------------------------------------------------------

                                                    on or about December 4, 2003
                                                      (approximate $ thousands)


                              ------------------------------------------------------------------------
                              |                                                                      |
                              |              DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC              |
                              |                        [Seller and Servicer]                         |
                              |                                                                      |
                              ------------------------------------------------------------------------
                                     |                                           |           \
                                     |                                           |            \
--------------------------------------------                                     |             \
|  DAIMLERCHRYSLER RETAIL RECEIVABLES LLC  |                                     |              \       $5,289
|         [Special Purpose Entity]         |                                     |               \      reserve
--------------------------------------------                                     |                \      fund
  |                                                                              |                 \
  |                                                                              |    $2,249,999    \
  |                                                                              |   Receivables     \
  |  ---------------------------                  ----------------------------   |                    \
  |  |                         |\                 |                          |   |                     \
  |  |                         | \                |     Yield Supplement     |   |                      \
  |  |  Overcollateralization  |  \               |  Overcollateralization   |   |                       \
  |  |        $63,464          |   \              |         $72,114          |   |                        \
  |  |                         |    \             |                          |   |                         \
  |  ---------------------------     \            ----------------------------   |                          \
  |                                   \                        |                 |                           \
  |                                    \                       |                 |                            \
  |                                     \                      |                 |                 ------------------
 -------------------                     -------------------------------------------               |    DEUTSCHE    |
 | Certificates(1) |                     |    DAIMLERCHRYSLER AUTO TRUST 2003-B    |---------------|   BANK TRUST   |
 |     $68,751     |---------------------|                 [Issuer]                |               |    COMPANY     |
 |                 |                    /-------------------------------------------               |   AMERICAS     |
 -------------------                   /                       |               \                   |  [Indenture    |
                                      /                        |                \                  |   Trustee]     |
                                     /                         |                 \                 |                |
                                    /                          |                  \                -----------------
                                   /                           |                   \
      ----------------------      /                            |                 -------------
      |  CHASE MANHATTAN   |     /                       ----------------        | A-2 Notes |
      | BANK USA, NATIONAL |    /                        | A-1 Notes(1) |        | $523,000  |
      |    ASSOCIATION     |   /                         |  $546,670    |        |           |
      |  [Owner Trustee]   |  /                          |              |        | A-3 Notes |
      |                    | /                           ----------------        | $487,000  |
      ----------------------                                                     |           |
                                                                                 | A-4 Notes |
                                                                                 | $490,000  |
                                                                                 -------------
    --------------------------------------------------------------------------------------------------------------------
    (1) Not being offered publicly or in this document. The certificates are subordinated.
    (2) As set forth on page 17 of this document.

------------------------------------------------------------------------------------------------------------------------------------


                                                                 3

                                      PARTIES TO THE TRANSACTION

------------------------------------------------------------------------------------------------------

      --------------------------------- -----------------------------------------------------------
                   Entity                                      Description
      --------------------------------- -----------------------------------------------------------
      DaimlerChrysler Auto              o        Issuer of the securities
      Trust 2003-B                      o        A Delaware statutory trust
                                        o        Principal office is in Newark, Delaware
      ---------------------------------------------------------------------------------------------
      DaimlerChrysler Services North    o        Seller of the receivables to the trust
      America LLC ("DCS")               o        Servicer of the receivables
                                        o        An indirect wholly-owned subsidiary of
                                                 DaimlerChrysler AG
                                        o        A Michigan limited liability company
                                        o        Originator of DCS receivables
      ---------------------------------------------------------------------------------------------
      Deutsche Bank Trust Company       o        Indenture trustee
      Americas(1)                       o        Performs duties for the benefit of the
                                                 noteholders
      ---------------------------------------------------------------------------------------------
      Chase Manhattan                   o        Owner trustee
      Bank USA, National Association(1) o        Performs duties on behalf of the trust and
                                                 certificateholders
      ---------------------------------------------------------------------------------------------
      DaimlerChrysler Retail            o        A special-purpose financing entity
      Receivables LLC                   o        A Michigan limited liability company, formerly
                                                 named Premier Receivables L.L.C.
                                        o        An indirect wholly-owned subsidiary of DCS
                                        o        Initial holder of the subordinated certificates
                                        o        Initial owner of rights to overcollateralization
                                                 distributions and residual cash flows
      ---------------------------------------------------------------------------------------------
    (1)  The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.
------------------------------------------------------------------------------------------------------


                                                  4

                               SECURITIES ISSUED

      The trust will issue approximately $2,115,421,189 of securities, comprised of both notes and certificates.

----------------------------------------------------------------------------------------------------
                                      Total Securities Issued
      ---------------------- ---------------------- --------------------- ----------------------
            Security           Principal Amount       Fixed Per Annum           Legal Final
                                                       Interest Rate
      ---------------------- ---------------------- --------------------- ----------------------
      A-1 Notes(1)                $546,670,000               %                 December 2004
      ---------------------- ---------------------- --------------------- ----------------------
      A-2 Notes                   $523,000,000               %                   July 2006
      ---------------------- ---------------------- --------------------- ----------------------
      A-3 Notes                   $487,000,000               %                  August 2007
      ---------------------- ---------------------- --------------------- ----------------------
      A-4 Notes                   $490,000,000               %                  March 2009
      ---------------------- ---------------------- --------------------- ----------------------
      Certificates(1)            $  68,751,189              0%                      n/a
      ---------------------- ---------------------- --------------------- ----------------------
    (1)  Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
----------------------------------------------------------------------------------------------------

     Other points to consider include:

o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

o the offered notes will be issued on or about December 4, 2003 in book-entry form through the facilities of the Depository Trust Company, Clearstream and the Euroclear System, and

o by December 4, 2003, three nationally recognized rating agencies will rate the offered notes in the highest investment rating category.

                               RECEIVABLES POOL

     On December 4, 2003, the trust will use the proceeds from the issuance of the securities to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the securities. The following information about the receivables is as of November 17, 2003 (the "Cut-off Date").

     The receivables pool had the following characteristics:


   ------------------------------------------------------------------------

                     Composition of the Receivables Pool
                          As of November 17, 2003

      Aggregate Principal Balance                     $2,249,999,451.88
      --------------------------------------------- --------------------
      Number of Receivables                                     126,174
      --------------------------------------------- --------------------
      Average Principal Balance                               17,832.51
      --------------------------------------------- --------------------
      Weighted Average APR                                        5.93%
      --------------------------------------------- --------------------
      Weighted Average Original Term                              62.58
      --------------------------------------------- --------------------
      Weighted Average Remaining Term                             53.63
      --------------------------------------------- --------------------

   ------------------------------------------------------------------------


     The receivables pool had the following new vehicle/used vehicle distribution:

-------------------------------------------------------------------------------------------

                       New/Used Distribution of the Receivables Pool
                                  As of November 17, 2003

                                                --------------------- --------------------
                                                        New                  Used
                                                --------------------- --------------------
  Aggregate Principal Balance                    $1,967,481,120.97      $282,518,330.91
  --------------------------------------------- --------------------- --------------------
  Percentage of Aggregate Principal Balance            87.44%               12.56%
  --------------------------------------------- --------------------- --------------------
  Number of Receivables                               103,239               22,935
  --------------------------------------------- --------------------- --------------------
  Percentage of Receivables                            81.82%               18.18%
  --------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------------------------

The receivables pool had the following distribution by APR:

------------------------------------------------------------------------------------------------------------
                                 Distribution by APR of the Receivables Pool
                                           As of November 17, 2003
     ---------------------- ------------------- -------------------------- -----------------------------
           APR Range            Number of               Aggregate              Percent of Aggregate
                               Receivables          Principal Balance          Principal Balance(1)
     ---------------------- ------------------- -------------------------- -----------------------------
     0.00% to 5.00%                 46,797        $   943,162,582.32                   41.9%
     ---------------------- ------------------- -------------------------- -----------------------------
     5.01% to 6.00%                 13,489            246,665,076.65                   11.0
     ---------------------- ------------------- -------------------------- -----------------------------
     6.01% to 7.00%                 13,612            234,480,191.59                   10.4
     ---------------------- ------------------- -------------------------- -----------------------------
     7.01% to 8.00%                 10,838            169,949,401.01                   7.5
     ---------------------- ------------------- -------------------------- -----------------------------
     8.01% to 9.00%                  8,814            138,471,152.11                   6.1
     ---------------------- ------------------- -------------------------- -----------------------------
     9.01% to 10.00%                 7,721            121,236,652.39                   5.4
     ---------------------- ------------------- -------------------------- -----------------------------
     10.01% to 11.00%                5,677             94,183,956.02                   4.2
     ---------------------- ------------------- -------------------------- -----------------------------
     11.01% to 12.00%                5,095             86,881,130.78                   3.9
     ---------------------- ------------------- -------------------------- -----------------------------
     12.01% to 13.00%                4,015             65,647,844.86                   2.9
     ---------------------- ------------------- -------------------------- -----------------------------
     13.01% to 14.00%                2,290             35,440,925.48                   1.6
     ---------------------- ------------------- -------------------------- -----------------------------
     14.01% to 15.00%                1,914             29,149,477.16                   1.3
     ---------------------- ------------------- -------------------------- -----------------------------
     15.01% to 16.00%                1,392             21,661,132.08                   1.0
     ---------------------- ------------------- -------------------------- -----------------------------
     16.01% to 17.00%                1,267             19,992,165.97                   0.9
     ---------------------- ------------------- -------------------------- -----------------------------
     17.01% to 18.00%                1,614             23,367,123.82                   1.0
     ---------------------- ------------------- -------------------------- -----------------------------
     18.01% to 19.00%                  447              5,888,954.87                   0.3
     ---------------------- ------------------- -------------------------- -----------------------------
     19.01% to 20.00%                1,156             13,419,446.87                   0.6
     ---------------------- ------------------- -------------------------- -----------------------------
     Greater than 20.00%                36                402,237.90                   0.0
     ---------------------- ------------------- -------------------------- -----------------------------
     Totals                        126,174        $ 2,249,999,451.88                  100.0%
     ---------------------- ------------------- -------------------------- -----------------------------
    (1) Percentages may not add to 100.0% because of rounding.
------------------------------------------------------------------------------------------------------------


                                                     7

     The following table lists the nine states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 3.0% of the aggregate principal balance of the receivables pool as of November 17, 2003.

     --------------------------------------------------------------------------------------------------
                            Geographic Distribution of the Receivables Pool
                                        As of November 17, 2003
           --------------------------------------- ------------------------------------------------
                           State                               Percentage of Aggregate
                                                                Principal Balance (1)
           --------------------------------------- ------------------------------------------------
           Texas                                                         12.0%
           --------------------------------------- ------------------------------------------------
           California                                                    7.8
           --------------------------------------- ------------------------------------------------
           Pennsylvania                                                  6.3
           --------------------------------------- ------------------------------------------------
           Florida                                                       6.2
           --------------------------------------- ------------------------------------------------
           Illinois                                                      5.1
           --------------------------------------- ------------------------------------------------
           New York                                                      4.5
           --------------------------------------- ------------------------------------------------
           Michigan                                                      3.9
           --------------------------------------- ------------------------------------------------
           New Jersey                                                    3.9
           --------------------------------------- ------------------------------------------------
           Georgia                                                       3.8
           --------------------------------------- ------------------------------------------------
           All Other                                                    46.5
           --------------------------------------- ------------------------------------------------
           Total                                                       100.0%
           --------------------------------------- ------------------------------------------------
         (1) Percentages may not add to 100.0% because of rounding.
     --------------------------------------------------------------------------------------------------


                                                   8

Selection Criteria

     We used the following criteria to select the receivables pool:

o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

o    Interest on each receivable is computed using the simple interest method.

o    As of November 17, 2003:

          - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment),

          -    no receivable was the subject of a bankruptcy proceeding,

          - each receivable had a remaining principal balance of at least $1,000.00, and

          - each receivable had a scheduled maturity before November 17, 2009.

The seller believes its selection procedures are not adverse to securityholders.


                  NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

     Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

     The following tables detail the net credit loss, repossession and delinquency experience of DCS's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:

o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks and

o    previously sold contracts which DCS continues to service.

     Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

     We cannot assure you that the delinquency, repossession and net credit loss experience on the receivables sold to the trust will be comparable to the following historical experience.

-----------------------------------------------------------------------------------------------------------------------------------

                                          DCS Net Credit Loss and Repossession Experience

-----------------------------------------------------------------------------------------------------------------------------------
                                             Nine Months Ended                        Year Ended December 31,
                                               September 30,
                                         --------------------------- --------------------------------------------------------------
                                             2003          2002          2002          2001         2000        1999        1998
                                         ------------- ------------- ------------- ------------ ----------- ----------- -----------
   Average Portfolio Outstanding During
      the Period ($ Millions)               $39,360       $38,589      $38,872       $36,609      $30,590     $26,191     $23,581
---------------------------------------- ------------- ------------- ------------- ------------ ----------- ----------- -----------
   Average Number of Contracts
      Outstanding During the Period        2,497,510     2,396,695    2,420,968     2,254,297    2,004,982   1,835,534   1,747,846
---------------------------------------- ------------- ------------- ------------- ------------ ----------- ----------- -----------
   Repossessions as a Percentage of
      Average Number of Contracts
      Outstanding(3)                           2.09%         1.89%        1.97%         1.84%        1.82%       2.16%       2.77%
---------------------------------------- ------------- ------------- ------------- ------------ ----------- ----------- -----------
   Net Credit Losses as a Percentage of
      Liquidations(1)(2)                       2.08%         1.73%        1.94%         1.83%        1.77%       1.91%       2.77%
---------------------------------------- ------------- ------------- ------------- ------------ ----------- ----------- -----------
   Net Credit Losses as a Percentage of
      Average Portfolio Outstanding(1)(3)      1.05%         0.90%        1.00%         0.81%        0.78%       0.98%       1.39%
---------------------------------------- ------------- ------------- ------------- ------------ ----------- ----------- -----------

(1)  Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which DCS failed to recover on receivables that were prepaid or charged off.

(2)  Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

(3)  Percentages have been annualized for the nine months ended September 30, 2003 and 2002, and are not necessarily indicative of the experience for the entire year.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                10

--------------------------------------------------------------------------------------------------------------------

                                              DCS Delinquency Experience

                                  ----------------------------------------------------------------------------------
                                      At September 30,                         At December 31,
                                     2003         2002        2002        2001        2000       1999       1998
                                  ---------- ------------- ----------- ---------- ---------- ----------- -----------
     Portfolio ($ Millions)        $40,227      $40,030      $39,650     $39,068    $33,776     $27,255    $24,854
     ---------------------------- ---------- ------------- ----------- ---------- ---------- ----------- -----------
     Delinquencies as a
     Percentage of the Portfolio
     ---------------------------- ---------- ------------- ----------- ---------- ---------- ----------- -----------
     31 - 60 Days                   1.76%        1.68%        2.56%       2.04%      1.53%       1.78%      2.27%
     ---------------------------- ---------- ------------- ----------- ---------- ---------- ----------- -----------
     61 Days or More                0.25%        0.33%        0.50%       0.31%      0.17%       0.17%      0.20%
     ---------------------------- ---------- ------------- ----------- ---------- ---------- ----------- -----------
     Total                          2.01%        2.01%        3.06%       2.35%      1.70%       1.95%      2.47%
     ---------------------------- ---------- ------------- ----------- ---------- ---------- ----------- -----------

--------------------------------------------------------------------------------------------------------------------


                          PAYMENTS ON THE SECURITIES

Payment Dates

o Interest and principal will be payable on the 8th of each month. If the 8th is not a business day, then interest and principal will be payable on the next business day.

o    The first payment will be on January 8, 2004.

o Payments will be payable to securityholders of record on the business day before the payment date.

Interest Payments

o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

   --------------------------------------------------------------------------------------------------------

       ----------------------------- ---------------------------------- ------------------------------
         Days in Initial Interest           Days in Subsequent              Day Count Convention
              Accrual Period             Interest Accrual Periods
       ----------------------------- ---------------------------------- ------------------------------
                                     From (including)  To (excluding)

       ----------------------------- ----------------- ---------------- ------------------------------
                 35 days                  Prior            Current               actual/360
                                       payment date     payment date
       ----------------------------- ----------------- ---------------- ------------------------------

   --------------------------------------------------------------------------------------------------------

o To calculate the interest due on the A-2, A-3 and A-4 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

   --------------------------------------------------------------------------------------------------------

       ----------------------------- ---------------------------------- -----------------------------
         Days in Initial Interest     For Subsequent Interest Accrual       Day Count Convention
              Accrual Period                      Periods

       ----------------------------- ---------------------------------- -----------------------------
                 34 days                    1/12th of per annum                    30/360
                                               interest rate
       ----------------------------- ---------------------------------- -----------------------------

   --------------------------------------------------------------------------------------------------------

o Interest payments on all classes of notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of notes will receive their pro rata share.

     Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

o The amount of principal payments on the securities on each payment date will generally equal the amount of principal that was collected on the receivables during the prior calendar month plus Excess Interest Collections minus the overcollateralization distribution amount.

o Principal of each class of notes will generally be repaid over a span of several consecutive months.

o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

o The certificates will not receive any principal payments until all notes are paid in full.

o The trust is required to pay the outstanding principal of each class of notes by the applicable Legal Final.

o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

o The rate of principal payment on the notes will increase to the extent Excess Interest Collections are applied to pay note principal.

     Refer to the "Flow of Funds" section for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

     The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $224,999,945.19 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 notes and the certificates, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 notes and certificates.


                                 FLOW OF FUNDS

Sources of Funds Available for Distribution

     Funds from the following sources may be available to make payments on the securities on each payment date:

o    collections received on the receivables during the prior calendar month,

o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

o investment earnings on the reserve fund received during the prior calendar month,

o    administrative and/or warranty repurchases, and

o    the reserve fund.

Application of Available Funds

     On each monthly payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:


                             Monthly Flow of Funds


              ---------------------------------------------------
              |                pay servicing fee                |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |        pay accrued interest on the notes        |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |             replenish reserve fund,             |
              |     if necessary, up to the initial amount      |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |       pay up to the outstanding principal       |
              |             amount of the A-1 notes             |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |          pay the overcollateralization          |
              |         distribution amount, if any, to         |
              |     DaimlerChrysler Retail Receivables LLC      |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |       pay up to the outstanding principal       |
              |             amount of the A-2 notes             |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |       pay up to the outstanding principal       |
              |             amount of the A-3 notes             |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |       pay up to the outstanding principal       |
              |             amount of the A-4 notes             |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              |       pay up to the outstanding principal       |
              |           amount of the certificates            |
              ---------------------------------------------------
                                       |
                                      \|/
              ---------------------------------------------------
              | distribute remaining balance, if any, to | | DaimlerChrysler Retail Receivables LLC |
              ---------------------------------------------------

                              CREDIT ENHANCEMENT

     The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes.

Overcollateralization

     Overcollateralization is represented by the amount by which (i) the principal balance of receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities. The initial overcollateralization amount of $63,464,044.53 is equal to the initial receivables balance of $2,249,999,451.88 minus the initial yield supplement overcollateralization amount of $71,114,218.72 minus the initial principal amount of the securities of $2,115,421,188.63. This excess collateral is intended to protect noteholders from losses on the receivables.

     The Trust will attempt to maintain an overcollateralization amount (i.e., the amount by which (i) the principal balance of the receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities) at least equal to 3.75% of the amount equal to (x) the principal balance of the receivables as of the prior calendar month end minus (y) the yield supplement overcollateralization amount for that payment date. Once the Class A-1 Notes are paid in full, total funds available (except funds in the reserve fund) after paying the servicing fee, accrued and unpaid interest on the notes and any reserve fund deposit will be applied (i) to the payment of principal of the securities and (ii) to pay the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC. As illustrated in the "Application of Available Funds" section, the trust may begin making payments of the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC on the same payment date on which the A-1 notes are paid in full. No overcollateralization distribution will be made in any month in which the balance of the reserve fund is below $5,288,552.97. The overcollateralization distribution amount to be distributed on each payment date will be the greater of:

    (i)    $0.00 Or
    (ii) the lesser of (a) D - [S - (P x 96.25%)] or (b) D minus the A-1 notes balance immediately prior to the current payment date
   Where:

           Total funds available               [                   accrued                           ]
   D =       for distribution         minus    [ servicing    +    interest    +       reserve       ]
                 (except                       [    fee            on the            fund deposit    ]
           for the reserve fund)               [                    notes                            ]

   S = The outstanding principal amount of the securities as of the prior payment date, after giving effect to payments made on that date.

   P = The outstanding principal balance of the receivables as of the prior calendar month end minus the YSOA for that payment date.

   YSOA = For each payment date, the amount set forth in the table under "Yield Supplement Overcollateralization Amount".

Excess Interest Collections

     "Excess Interest Collections" are generally equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month, (ii) principal collections attributable to the reduction in the yield supplement overcollateralization amount from the prior payment date and (iii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month,
(ii) accrued interest on the notes, and (iii) the amount, if any, required to replenish the reserve fund to $5,288,552.97.

     Excess Interest Collections provide an additional form of credit enhancement since they will be applied to the payment of principal of the securities to the extent described above under the "Flow of Funds - Application of Available Funds" section.

     If credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month.

Reserve Fund

o On December 4, 2003, the seller will provide funds from the proceeds of its sale of receivables to establish a $5,288,552.97 reserve fund.

o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

o The reserve fund will be invested in high quality, short term investments which mature on or prior to each monthly payment date.

o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the prior calendar month end, the reserve fund will be applied to the payment of principal of the notes.

o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

o After full payment of all accrued interest on the notes and the outstanding principal balance of the securities, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated Certificates

     As additional credit enhancement, the certificates do not bear interest and will not receive any principal payments until the notes are paid in full. The payments on the certificates are subordinated to payments on the notes to decrease the likelihood that the trust will default in making payments due on the notes.

                 YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

     For a portion of the Receivables, the weighted average APR less the servicing fee rate will be less than the weighted average interest rate of the notes. The yield supplement overcollateralization amount is intended to mitigate such negative differential.

     "Yield Supplement Overcollateralization Amount" means, with respect to any payment date, the amount specified below with respect to such payment date:

   Closing Date..........................      $ 71,114,218.72       December 2006.......................        $ 7,527,724.01
   January 2004..........................        68,366,416.07       January 2007........................          6,740,325.58
   February 2004.........................        65,675,449.94       February 2007.......................          6,002,584.12
   March 2004............................        63,041,609.55       March 2007..........................          5,314,531.86
   April 2004............................        60,465,181.94       April 2007..........................          4,676,290.04
   May 2004..............................        57,946,426.98       May 2007............................          4,087,994.10
   June 2004.............................        55,485,527.89       June 2007...........................          3,549,793.22
   July 2004.............................        53,082,671.04       July 2007...........................          3,061,765.25
   August 2004...........................        50,738,014.28       August 2007.........................          2,623,887.17
   September 2004........................        48,451,706.18       September 2007......................          2,236,164.51
   October 2004..........................        46,223,911.90       October 2007........................          1,897,873.02
   November 2004.........................        44,054,841.58       November 2007.......................          1,604,296.46
   December 2004.........................        41,944,709.73       December 2007.......................          1,347,027.20
   January 2005..........................        39,893,325.88       January 2008........................          1,119,961.52
   February 2005.........................        37,899,082.22       February 2008.......................            920,720.68
   March 2005............................        35,960,564.60       March 2008..........................            747,107.37
   April 2005............................        34,076,205.09       April 2008..........................            597,042.17
   May 2005..............................        32,245,846.97       May 2008............................            469,839.23
   June 2005.............................        30,469,452.77       June 2008...........................            364,460.95
   July 2005.............................        28,747,058.22       July 2008...........................            279,955.55
   August 2005............................       27,078,628.05       August 2008.........................            214,197.56
   September 2005.........................       25,464,176.47       September 2008......................            164,550.52
   October 2005...........................       23,903,607.14       October 2008........................            128,413.27
   November 2005..........................       22,396,431.83       November 2008.......................            102,658.46
   December 2005..........................       20,942,465.63       December 2008.......................             83,051.13
   January 2006...........................       19,541,034.53       January 2009........................             66,606.91
   February 2006..........................       18,191,773.71       February 2009.......................             52,099.66
   March 2006.............................       16,894,404.41       March 2009..........................             39,462.26
   April 2006.............................       15,648,615.08       April 2009..........................             28,694.49
   May 2006...............................       14,454,359.50       May 2009............................             19,776.15
   June 2006..............................       13,311,621.18       June 2009...........................             12,635.75
   July 2006..............................       12,220,302.62       July 2009...........................              7,202.58
   August 2006............................       11,180,194.01       August 2009.........................              3,428.98
   September 2006.........................       10,191,054.39       September 2009......................              1,222.00
   October 2006...........................        9,252,735.35       October 2009........................     $          221.31
   November 2006..........................     $  8,365,013.57

     The yield supplement overcollateralization amount has been calculated for each payment date as the sum of the amount for each Receivable equal to the excess, if any, of

     o the scheduled payment due on such Receivable for each future collection period discounted to present value as of the end of the preceding collection period at the APR of such Receivable, over

     o the scheduled payments due on the Receivable for each future collection period discounted to present value as of the end of the preceding collection period at 5.5%.

     For purposes of such calculation, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.

                                   SERVICING

Compensation

     o  The servicer will be compensated on a monthly basis.

     o The first servicing fee will be calculated on the original principal amount of the receivables at 1/12th of 1% per month.

     o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from November 17, 2003 to and including December 31, 2003 on a 30/360 basis, or 44 days.

     o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1%.

     o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.